UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434

AMERICAN EXPRESS

RECEIVABLES FINANCING

CORPORATION III LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 1100

Mail Stop 02-01-46

Salt Lake City, Utah 84184

(801) 945-5648

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrant’s Principal Executive Office)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On July 23, 2018, American Express Credit Account Master Trust (the “Trust”) supplemented its Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (the “Pooling and Servicing Agreement”), with its Series 2018-6 Supplement, dated as of July 23, 2018 (the “Series 2018-6 Supplement”). The Series 2018-6 Supplement is attached hereto as Exhibit 4.1.

On July 23, 2018, the Trust issued its $1,175,000,000 Class A 3.06% Asset Backed Certificates, Series 2018-6 and $50,358,000 Class B 3.25% Asset Backed Certificates, Series 2018-6.

On July 23, 2018, the Trust supplemented the Pooling and Servicing Agreement with its Series 2018-7 Supplement, dated as of July 23, 2018 (the “Series 2018-7 Supplement”). The Series 2018-7 Supplement is attached hereto as Exhibit 4.2.

On July 23, 2018, the Trust issued its $525,000,000 Class A Floating Rate Asset Backed Certificates, Series 2018-7 and $19,613,000 Class B Floating Rate Asset Backed Certificates, Series 2018-7.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4:

Exhibit 4.1	Series 2018-6 Supplement, dated as of July 23, 2018, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (attached as Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on April 4, 2018).

Exhibit 4.2	Series 2018-7 Supplement, dated as of July 23, 2018, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (attached as Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on April 4, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: July 23, 2018